UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )
Filed by the Registrant  ■
Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

■	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Moog Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

■	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Class A Shares
Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945

MOOG INC.
ANNUAL MEETING OF SHAREHOLDERS
January 31, 2023
10:00 a.m. ET

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on January 31, 2023.

Notice is hereby given that the Annual Meeting of Shareholders of Moog Inc. will be held on Tuesday, January 31, 2023. The Annual Meeting will be held as a virtual meeting. In order to attend the Annual Meeting online, you must pre-register at register.proxypush.com/moga. You will need the control number at the top of this form to register. After registering, you will receive a confirmation email and an email approximately 1 hour prior to the start of the meeting to the email address you provided during registration with a unique link to the virtual meeting.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report are available at www.proxydocs.com/moga

If you want to receive a paper copy or an email with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before January 19, 2023 to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.

The Board of Directors recommends that you vote FOR the following proposals:

1. Election of Directors:
Class A Director – Term Expiring 2025 – 01 Mahesh Narang
Class A Director – Term Expiring 2026 – 02 Brenda L. Reichelderfer

2. Ratification of Ernst & Young LLP as auditors for Moog Inc. for the 2023 fiscal year

THIS IS NOT A FORM FOR VOTING
You may immediately vote your proxy on the Internet at:

www.proxypush.com/moga

• Use the Internet to vote your proxy with respect to your vested Class A Shares acquired by you pursuant to the Moog Inc. Management Short Term Incentive Plan and the Moog Inc. 2014 Long
  Term Incentive Plan, as amended, until 6:00 p.m. ET on January 26, 2023.

• Please have this Notice available. Follow the instructions to vote your proxy. Scan code to the right for mobile voting.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card, proxy statement and annual report, please contact us via:

: Internet/Mobile – Access the Internet and go to www.investorelections.com/moga. Follow the instructions to log in, and order copies.

( Telephone – Call us free of charge at 866-870-3684 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

* Email – Send us an email at paper@investorelections.com with “moga Materials Request” in the subject line. The email must include:

• The 11-digit control # located in the box in the upper right hand corner on the front of this notice.
• Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.
• If you choose email delivery you must include the email address.
• If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the email.

Important Information about the Notice of Proxy Materials

This Notice Regarding the Online Availability of Proxy Materials (Notice) is provided to shareholders in place of the printed materials for the upcoming Shareholder Meeting.

Information about the Notice:

In 2007, the Securities and Exchange Commission adopted a voluntary rule permitting Internet-based delivery of proxy materials. Companies can now send Notices, rather than printed proxy materials to shareholders. This may help lower mailing, printing and storage costs for the company, while minimizing environmental impact. This Notice contains specific information regarding the meeting, proposals and the Internet site where the proxy materials may be found.

To view the proxy materials online:

Please refer to the instructions in this Notice on how to access and view the proxy materials online, including the proxy card, annual report and proxy statement.

To receive paper copies of the proxy materials:

Please refer to the instructions in this Notice on how to request hard copies of proxy materials via phone, email or Internet.

Class B Shares
Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945

MOOG INC.
ANNUAL MEETING OF SHAREHOLDERS
January 31, 2023
10:00 a.m. ET

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on January 31, 2023.

Notice is hereby given that the Annual Meeting of Shareholders of Moog Inc. will be held on Tuesday, January 31, 2023. The Annual Meeting will be held as a virtual meeting. In order to attend the Annual Meeting online, you must pre-register at register.proxypush.com/mogb. You will need the control number at the top of this form to register. After registering, you will receive a confirmation email and an email approximately 1 hour prior to the start of the meeting to the email address you provided during registration with a unique link to the virtual meeting.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report are available at www.proxydocs.com/moga

If you want to receive a paper copy or an email with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before January 19, 2023 to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.

The Board of Directors recommends that you vote FOR the following proposals:

1. Election of Directors:
Class B Director – Term Expiring 2026 – 01 Kraig H. Kayser
Class B Director – Term Expiring 2025 – 02 John R. Scannell

2. Ratification of Ernst & Young LLP as auditors for Moog Inc. for the 2023 fiscal year

THIS IS NOT A FORM FOR VOTING
You may immediately vote your proxy on the Internet at:

www.proxypush.com/moga

• Use the Internet to vote your proxy with respect to your Class B shares credited to you in the Moog
  Inc. Retirement Savings Plan (the “RSP”) as to which you have the right to give voting instructions under the RSP, your Class B shares acquired by you under the Moog Inc. Employee Stock Purchase
  Plan, and your vested Class B shares acquired by you pursuant to the Moog Inc. Management Short
  Term Incentive Plan and the Moog Inc. 2014 Long Term Incentive Plan, as amended, until 6:00 p.m.
  ET on January 26, 2023.

• Please have this Notice available. Follow the instructions to vote your proxy. Scan code to the right for mobile voting.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card, proxy statement and annual report, please contact us via:

: Internet/Mobile – Access the Internet and go to www.investorelections.com/moga. Follow the instructions to log in, and order copies.

( Telephone – Call us free of charge at 866-870-3684 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

* Email – Send us an email at paper@investorelections.com with “moga Materials Request” in the subject line. The email must include:

• The 11-digit control # located in the box in the upper right hand corner on the front of this notice.
• Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.
• If you choose email delivery you must include the email address.
• If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the email.

Important Information about the Notice of Proxy Materials

This Notice Regarding the Online Availability of Proxy Materials (Notice) is provided to shareholders in place of the printed materials for the upcoming Shareholder Meeting.

Information about the Notice:

In 2007, the Securities and Exchange Commission adopted a voluntary rule permitting Internet-based delivery of proxy materials. Companies can now send Notices, rather than printed proxy materials to shareholders. This may help lower mailing, printing and storage costs for the company, while minimizing environmental impact. This Notice contains specific information regarding the meeting, proposals and the Internet site where the proxy materials may be found.

To view the proxy materials online:

Please refer to the instructions in this Notice on how to access and view the proxy materials online, including the proxy card, annual report and proxy statement.

To receive paper copies of the proxy materials:

Please refer to the instructions in this Notice on how to request hard copies of proxy materials via phone, email or Internet.